EXHIBIT 99.11

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Balance                                 Loans        Balance     Balance
--------------------------------------------------------------------------------
$0.01 - $50,000.00                                  8       $343,342        0.14
$50,000.01 - $100,000.00                          125     10,187,444        4.22
$100,000.01 - $150,000.00                         256     32,750,932       13.58
$150,000.01 - $200,000.00                         257     45,451,792       18.85
$200,000.01 - $250,000.00                         199     44,770,509       18.56
$250,000.01 - $300,000.00                         210     58,198,033       24.13
$300,000.01 - $350,000.00                         125     40,624,436       16.85
$350,000.01 - $400,000.00                          18      6,534,219        2.71
$400,000.01 - $450,000.00                           2        883,200        0.37
$450,000.01 - $500,000.00                           3      1,419,950        0.59
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: $33,500.00
Maximum: $500,000.00
Average: $200,468.71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Current Gross Rate                              Loans        Balance     Balance
--------------------------------------------------------------------------------
4.001% - 4.250%                                     1       $339,966        0.14
4.251% - 4.500%                                    21      4,091,585        1.70
4.501% - 4.750%                                    37      7,809,727        3.24
4.751% - 5.000%                                   146     29,895,841       12.40
5.001% - 5.250%                                   200     43,307,773       17.96
5.251% - 5.500%                                   247     52,274,092       21.68
5.501% - 5.750%                                   201     39,661,652       16.45
5.751% - 6.000%                                   155     29,534,179       12.25
6.001% - 6.250%                                    71     13,260,280        5.50
6.251% - 6.500%                                    51      9,146,207        3.79
6.501% - 6.750%                                    38      6,455,448        2.68
6.751% - 7.000%                                    16      2,827,722        1.17
7.001% - 7.250%                                     7        936,900        0.39
7.251% - 7.500%                                     7      1,024,985        0.43
7.501% - 7.750%                                     1        130,400        0.05
7.751% - 8.000%                                     3        335,500        0.14
8.001% - 8.250%                                     1        131,600        0.05
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 4.125%
Maximum: 8.125%
Weighted Average: 5.541%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 1  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Net Rate                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
3.751% - 4.000%                                     9     $1,874,602        0.78
4.001% - 4.250%                                    29      5,958,619        2.47
4.251% - 4.500%                                    78     16,121,599        6.68
4.501% - 4.750%                                   150     31,361,027       13.00
4.751% - 5.000%                                   231     50,136,651       20.79
5.001% - 5.250%                                   226     47,613,389       19.74
5.251% - 5.500%                                   184     36,214,615       15.02
5.501% - 5.750%                                   120     20,919,552        8.67
5.751% - 6.000%                                    68     12,926,742        5.36
6.001% - 6.250%                                    48      8,339,234        3.46
6.251% - 6.500%                                    29      4,920,100        2.04
6.501% - 6.750%                                    15      2,647,043        1.10
6.751% - 7.000%                                     7        990,335        0.41
7.001% - 7.250%                                     5        673,250        0.28
7.251% - 7.500%                                     3        335,500        0.14
7.501% - 7.750%                                     1        131,600        0.05
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 7.750%
Weighted Average: 5.202%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Index                                           Loans        Balance     Balance
--------------------------------------------------------------------------------
1 Year CMT                                         16     $2,660,964        1.10
1 Year Libor                                      367     75,230,691       31.19
6 Month Libor                                     820    163,272,202       67.70
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Months to Roll                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
37 - 42                                             2       $545,000        0.23
43 - 48                                             2        633,366        0.26
49 - 54                                            46      7,170,793        2.97
55 - 60                                         1,153    232,814,699       96.54
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Average AS OF: 2005-01-01
Minimum: 38
Maximum: 60
Weighted Average: 58
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Gross Margin                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 2.000%                                           5       $994,758        0.41
2.001% - 2.250%                                   930    191,181,953       79.27
2.251% - 2.500%                                     1         91,814        0.04
2.501% - 2.750%                                   266     48,683,333       20.19
3.001% - 3.250%                                     1        212,000        0.09
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 1.875%
Maximum: 3.250%
Weighted Average: 2.351%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 2  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
First Rate Cap                                  Loans        Balance     Balance
--------------------------------------------------------------------------------
2.000%                                             11     $1,494,503        0.62
5.000%                                          1,028    204,635,678       84.85
5.375%                                              1        204,800        0.08
6.000%                                            163     34,828,876       14.44
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 6.000%
Weighted Average: 5.126%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Periodic Rate Cap                               Loans        Balance     Balance
--------------------------------------------------------------------------------
1.000%                                            492    $94,204,945       39.06
2.000%                                            708    146,170,313       60.61
5.000%                                              2        596,600        0.25
6.000%                                              1        192,000        0.08
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 1.000%
Maximum: 6.000%
Weighted Average: 1.620%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Maximum Rate                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
9.001% - 9.250%                                     1       $339,966        0.14
9.251% - 9.500%                                    16      2,878,125        1.19
9.501% - 9.750%                                    30      6,377,684        2.64
9.751% - 10.000%                                  121     24,731,117       10.25
10.001% - 10.250%                                 162     35,013,485       14.52
10.251% - 10.500%                                 220     46,376,976       19.23
10.501% - 10.750%                                 171     33,065,595       13.71
10.751% - 11.000%                                 153     28,549,104       11.84
11.001% - 11.250%                                  96     19,156,578        7.94
11.251% - 11.500%                                  72     14,190,665        5.88
11.501% - 11.750%                                  62     11,873,571        4.92
11.751% - 12.000%                                  29      6,000,822        2.49
12.001% - 12.250%                                  18      2,933,390        1.22
12.251% - 12.500%                                  12      1,737,253        0.72
12.501% - 12.750%                                   5        847,427        0.35
12.751% - 13.000%                                   3        335,500        0.14
13.001% - 13.250%                                   1        131,600        0.05
15.251% - 15.500%                                   1        176,400        0.07
15.501% - 15.750%                                   2        368,550        0.15
15.751% - 16.000%                                   3        789,700        0.33
16.001% - 16.250%                                   4        962,200        0.40
16.251% - 16.500%                                   5        930,750        0.39
16.501% - 16.750%                                   6      1,210,450        0.50
16.751% - 17.000%                                   7      1,551,850        0.64
17.001% - 17.250%                                   1        225,100        0.09
17.501% - 17.750%                                   1        195,600        0.08
18.501% - 18.750%                                   1        214,400        0.09
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 9.125%
Maximum: 18.750%
Weighted Average: 10.846%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 3  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
FICO Scores                                     Loans        Balance     Balance
--------------------------------------------------------------------------------
Not Available 0                                     4       $421,962        0.17
581 - 600                                           1        260,693        0.11
601 - 620                                           5        578,299        0.24
621 - 640                                          21      3,930,793        1.63
641 - 660                                          69     13,688,975        5.68
661 - 680                                         160     32,934,492       13.66
681 - 700                                         254     51,112,407       21.19
701 - 720                                         179     36,445,559       15.11
721 - 740                                         135     28,162,095       11.68
741 - 760                                         172     33,064,317       13.71
761 - 780                                         105     21,197,137        8.79
781 - 800                                          79     16,245,767        6.74
801 - 820                                          19      3,121,361        1.29
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum (not less than 400): 597
Maximum: 813
Weighted Average: 715
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Original Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          39     $6,947,330        2.88
50.01% - 55.00%                                    18      3,474,630        1.44
55.01% - 60.00%                                    25      5,321,038        2.21
60.01% - 65.00%                                    33      7,254,521        3.01
65.01% - 70.00%                                    43      9,207,524        3.82
70.01% - 75.00%                                    94     17,494,739        7.25
75.01% - 80.00%                                   865    177,238,695       73.49
80.01% - 85.00%                                    19      3,332,329        1.38
85.01% - 90.00%                                    38      5,492,628        2.28
90.01% - 95.00%                                    21      4,567,616        1.89
95.01% - 100.00%                                    8        832,807        0.35
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 9.97
Maximum: 100.00
Weighted Average: 76.91
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 4  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Combined Loan To Value Ratio                    Loans        Balance     Balance
--------------------------------------------------------------------------------
<= 50.00%                                          35     $6,190,130        2.57
50.01% - 55.00%                                    16      2,905,930        1.20
55.01% - 60.00%                                    24      5,159,038        2.14
60.01% - 65.00%                                    29      6,353,549        2.63
65.01% - 70.00%                                    38      8,441,624        3.50
70.01% - 75.00%                                    76     13,303,515        5.52
75.01% - 80.00%                                   270     55,082,531       22.84
80.01% - 85.00%                                    31      5,694,579        2.36
85.01% - 90.00%                                   155     31,903,403       13.23
90.01% - 95.00%                                   146     30,806,499       12.77
95.01% - 100.00%                                  383     75,323,058       31.23
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 11.54
Maximum: 100.00
Weighted Average: 86.27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Amortization                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Interest Only                                     942   $192,426,644       79.79
Fully Amortizing                                  261     48,737,214       20.21
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Top 5 States                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
California                                        333    $83,417,001       34.59
Colorado                                           99     21,048,085        8.73
Arizona                                            87     15,279,755        6.34
North Carolina                                     88     13,156,524        5.46
Georgia                                            87     13,106,336        5.43
Other                                             509     95,156,157       39.46
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Prepay Original Term                            Loans        Balance     Balance
--------------------------------------------------------------------------------
0                                               1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Document Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Alternate                                          60    $12,444,768        5.16
Full                                              560    105,822,301       43.88
Limited                                             6        873,000        0.36
No Doc                                             59     11,427,174        4.74
No Ratio                                           48     11,432,898        4.74
Reduced                                           276     59,387,498       24.63
Stated Doc                                        194     39,776,219       16.49
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 5  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Loan Purpose                                    Loans        Balance     Balance
--------------------------------------------------------------------------------
Purchase                                          801   $159,960,693       66.33
Cash Out Refinance                                251     51,808,834       21.48
Rate/Term Refinance                               151     29,394,330       12.19
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Owner Occupancy Status                          Loans        Balance     Balance
--------------------------------------------------------------------------------
Investor                                          253    $39,812,055       16.51
Primary                                           905    192,956,364       80.01
Secondary                                          45      8,395,438        3.48
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Property Type                                   Loans        Balance     Balance
--------------------------------------------------------------------------------
Coop                                               14     $2,874,571        1.19
Condominium                                       193     39,464,132       16.36
PUD                                               196     37,148,690       15.40
Single Family                                     765    152,637,994       63.29
Two- to Four Family                                35      9,038,471        3.75
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Stated Remaining Term to Maturity               Loans        Balance     Balance
--------------------------------------------------------------------------------
338                                                 1       $187,000        0.08
342                                                 1        358,000        0.15
345                                                 1        339,966        0.14
348                                                 1        293,400        0.12
350                                                 3        471,350        0.20
351                                                 4        660,697        0.27
352                                                 7      1,453,219        0.60
353                                                14      2,109,102        0.87
354                                                18      2,476,425        1.03
355                                                10      1,896,674        0.79
356                                                57     12,445,678        5.16
357                                               107     23,131,822        9.59
358                                               399     82,098,758       34.04
359                                               494     94,608,300       39.23
360                                                86     18,633,466        7.73
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------
Minimum: 338
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 6  of  7

                            [UBS LOGO] UBS Investment
                                           Bank
                        Collateral Stratification Report

                        MARM05_1G7
================================================================================



--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Servicer                                        Loans        Balance     Balance
--------------------------------------------------------------------------------
Cendant                                            13     $1,763,625        0.73
EverBank                                            2        156,177        0.06
GMAC Mortgage                                     782    157,403,601       65.27
Greenpoint                                        201     42,750,754       17.73
National City Mortgage                            181     33,218,765       13.77
Wachovia Securities                                20      4,947,426        2.05
Wamu                                                3        583,545        0.24
Wells Fargo                                         1        339,966        0.14
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                            % of
                                                 # of      Aggregate   Aggregate
Originator                                      Loans        Balance     Balance
--------------------------------------------------------------------------------
Alliance Bancorp                                    2       $545,591        0.23
Cendant Mortgage                                   13      1,763,625        0.73
EverBank                                            2        156,177        0.06
Family Lending                                      6      1,309,650        0.54
First Saving                                        4        943,250        0.39
Greenpoint Mortgage Corporation                   201     42,750,754       17.73
Homestar                                           95     14,609,220        6.06
Market Street                                      32      4,949,675        2.05
Mortgage IT                                        81     18,719,494        7.76
Nat City Mortgage                                 181     33,218,765       13.77
Plaza Home Mortgage                                 2        250,000        0.10
Prism Mortgage/RBC Mortgage                       286     62,434,088       25.89
UBS Conduit                                       277     54,226,177       22.49
Wachovia Securities                                20      4,947,426        2.05
Wells Fargo Home Mortgage, Inc.                     1        339,966        0.14
--------------------------------------------------------------------------------
Total:                                          1,203   $241,163,857      100.00
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
--------------------------------------------------------------------------------
                               Dec 29, 2004 14:52                  Page 7  of  7